Presentation to Analysts and Investors

Forward looking statements The following presentation contains disclosures which are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including the Company's future financial performance. Forward-looking statements include all statements that do not relate solely to historical or current facts, and can be identified by the use of words such as "may," "will," "expect," "project," "estimate," "anticipate," "plan," or "continue." These forward-looking statements are based upon the Company's current plans or expectations and are subject to a number of uncertainties and risks that could significantly affect current plans, anticipated actions and the Company's future financial condition and results of operations. The uncertainties and risks include, but are not limited to, those relating to implementing the Company's business strategy and successfully continuing the business acquired in connection with the Company's Initial Public Offering; the adequacy of the Company's loss reserves; conducting operations in a competitive environment; conducting operations in foreign countries; dependence upon the availability of key executives and reinsurance brokers; general economic conditions, including the effects of market volatility or a prolonged U.S. or global economic downturn or recession; variations in political, economic or other factors such as currency exchange rates, inflation rates and recessionary or expansive trends; the cyclicality of the property and casualty reinsurance business; tax, legal or regulatory restrictions or limitations applicable to the Company or the property and casualty reinsurance business generally^ and changes therein; significant weather-related or other natural or human-made disasters, civil unrest or other external factors over which the Company has no control; and changes in the Company's plans, strategies, objectives, expectations or intentions, which may happen at any time at the Company's discretion. As a consequence, current plans, anticipated actions and future financial condition and results of operations may differ from those expressed in any forward-looking statements made by or on behalf of the Company. Additionally, forward-looking statements speak only as of the date they are made, and the Company assumes no obligation to update or revise any of them in light of new information, future events or otherwise.

Contents Company Overview Management Market Conditions Financial Performance Outlook for 2003 Resume for Gregory Morrison

Group legal structure Company overview (1) Overview Platinum Underwriters Holdings, Ltd. (NYSE: PTP) is a leading provider of property, casualty and finite reinsurance coverages, through reinsurance intermediaries, to a diverse clientele on a worldwide basis. Platinum operates through its principal subsidiaries in Bermuda, the United States and the United Kingdom. The Company has a financial strength rating of "A" (Excellent) from A.M. Best Company, Inc. For further information, please visit Platinum's website at www.platinumre.com. Management structure Chairman - Steven Newman President and CEO - Gregory Morrison President and CUO - Michael Price EVP and CFO - William Robbie EVP and General Counsel - Michael Lombardozzi EVP and Chief Actuary - Neal Schmidt Key:

Company overview (2) Overview Created based on St. Paul's strategic decision to separate its insurance and reinsurance operations. Formed a new and separate property & casualty reinsurance company. Assumed substantially all of the continuing 2002 reinsurance business of St. Paul. Benefit from established company relationships and infrastructure. Little balance sheet risk (no pre-2002 loss reserves, reinsurance receivables or goodwill). New Executive Management Team. Strategic Investors: St. Paul & Renaissance Re. Focus on underwriting profit and ROE rather than growth. Operating subsidiaries in New York, Bermuda and London. AM Best financial strength rating of 'A' (Excellent). Business Property and casualty treaty reinsurance. Lead broker market reinsurer. Focus on underwriting profitability. Conservative risk management. Established operating platform. Execution Retention of high quality underwriting staff. Acceptance by broker community. Acceptance by clients. Retention of quality renewal business. Maintenance of strong submission flow. Underwriting Profit Focus: See below. Underwriting Focus on underwriting profitability. Active participation of senior management. Emphasis on analytical expertise. Centralized underwriting control. Reduced uncapped or unknown exposures. Participation in fewer, larger deals. Transformation of culture.

Management Steve Newman Chairman of the Board. Former Chairman of the Board of Directors of Swiss Re America. Former Chairman of the Board of Underwriters Re Group. Former Executive Vice President & President of the Home Insurance Company. Former Vice President and Casualty Actuary at American International Group. Gregory Morrison President & CEO. Please refer to resume on last page. Michael Price President & Chief Underwriting Officer, Platinum US. Former Chief Operating Officer of Associated Aviation Underwriters Incorporated. Former SVP & Chief Underwriting Officer of Underwriters Re Group/Swiss Re America. Former President of London Life & Casualty Reinsurance Corporation. Former Project Manager at Milliman and Robertson, Inc. Bill Robbie EVP and Chief Financial Officer. Former EVP - Financial Services and SVP - Treasurer of XL Capital, Ltd. Former EVP, Chief Financial & Administrative Officer of XL Mid Ocean Reinsurance. Senior financial positions with Prudential AARP Operations, Continental Insurance, Monarch Capital and Aetna Life & Casualty. CPA. Michael Lombardozzi EVP and General Counsel. Former SVP - Planning& Operations of W.R.Berkley. Former SVP, Secretary and General Counsel of Berkley Insurance Company. Former associate at Willkie Farr & Gallagher. Neal Schmidt EVP and Chief Actuary, Platinum US. Former EVP & Chief Actuary of St. Paul Re. Former SVP - Specialty Lines underwriting of St. Paul Re. Former Chief Actuary of St. Paul Re. Various positions at the Home Insurance Company.

Market conditions Macro Environment Low interest rates Recognition of reserve deficiencies Downgrades outpacing upgrades Capital raising Some players retrenching Some new entrants Heightened concern over credit risk Property and Marine Prices stabilizing at adequate levels Capacity fully and effectively deployed Casualty Hardening market, but not uniform Significant rate increases across most lines Rates expected to continue improving Strong position and growth opportunity Finite Challenging accounting environment Margins high relative to underwriting risk Opportunistic Overall, there is power to incumbency. It is difficult to replace a solvent, credible incumbent reinsurer if that incumbent intends to participate in the renewal.

Financial performance (1) Results of operations Overview For the quarter ended March 31, 2002 net income was $30.6 million, or $0.71 per common share. On a diluted basis it was $0.66 per common share. Our results for the quarter ended March 31, 2003 were driven largely by the absence of any major catastrophe's and an improvement in our expense ratios. The ratio of ceded to gross premiums written of 1.4% reflects the fact that we seek to retain the majority of our risk net. However, we do buy specific property catastrophe protection to limit our overall catastrophe exposure to a PML of no more than 30% of our total capital for a 1 in 250 year event. Premiums earned continue to grow in relation to our premiums written, as our book continues to mature.

Financial performance (2) Key ratios Property Our property segment contributed in a meaningful manner to our success this quarter. The absence of any major catastrophes in the quarter resulted in a favorable impact of approximately $13 million on our pre-tax net income. Casualty Contribution to our underwriting profit from the casualty segment was modest this quarter. Finite Our results for the quarter reflect several significant capped quota share treaties. The absence of any major catastrophes in the quarter resulted in a favorable impact of approximately $5 million on our pre-tax net income. Other Acquisition expenses, which principally consist of commission and brokerage costs, continue to reflect the mix of business we underwrite. Other underwriting expenses for the quarter benefited from the absence of certain one-time transaction costs associated with the formation of the Company that were reported in the prior period; however, they do continue to reflect the initial state of our company.

Financial performance (3) Balance sheet information Assets Our fixed maturity portfolio has a book yield of 4%; an average maturity of 3.4 years and an average quality of AA3. Our yield expectations are consistent with market conditions. Overall our invested assets have increased as a result of our cash flow from operations and the collection of the St. Paul receivable outstanding as of December 31, 2002. Premiums receivable increased in line with our premiums written in the quarter. Liabilities Unpaid losses and LAE are comprised of 93% IBNR and 7% case reserves. The split is reflective of our business written and the immaturity of our book; this will shift towards case as our book matures. Debt obligations represent the mandatory convertible ESU's issued as part of our IPO. These will convert into equity in 2005. UPR and commissions payable increased in line with our writings for the quarter. Shareholders' Equity Our increase in equity reflects our income earned in the quarter, less our first quarterly dividend of $0.08 per share or $3.4 million. Accumulated other comprehensive income represent unrealized gains on our investment portfolio, net of deferred tax.

Outlook for 2003 Based on the current industry environment, the mix of business underwritten and in the absence of any unusual catastrophe activity we expect the following: Net premiums written between $1.1 billion and $1.2 billion; GAAP combined ratio in the range of 90% to 95%; The portfolio of cash and fixed maturity investments will be slightly in excess of $1.6 billion at year-end 2003; Yield expectations for the Company's cash and fixed maturity investment portfolio are consistent with market conditions; and Basic earnings per share will exceed $2.00 per common share, based on the 43,004,000 shares currently outstanding.

Resume for Gregory Morrison Overview Effective June 1, 2003 Greg will join Platinum Holdings as President and CEO. In addition he has been named as President and CEO of Platinum Bermuda. Greg joins Platinum from London Reinsurance Group where he was President and CEO. Background Greg has an extensive background in domestic and international life and property casualty reinsurance and has spent the last 23 years in the industry. From 1989 to 1998 and from June 2000 to May 2003, Greg worked at London Reinsurance Group ("LRG"). Greg served as President and CEO of LRG and Chairman of the LRG operating subsidiaries. Greg founded LRG in 1989. LRG is a Canadian based reinsurance holding company and a multi line reinsurer with operations in the US, Barbados and Ireland. LRG participates in the property, casualty, property catastrophe, life, A&H and annuity reinsurance markets on both a traditional and finite risk basis. As of December 31, 2002 LRG had shareholders equity of CDN 715 million; total assets of CDN 7.9 billion and net premiums earned of CDN 3.9 billion. From 1999 to June 2000, Greg was President of Unum Reinsurance. Greg was responsible for executing Provident Corporation's (the ultimate parent) strategy to exit the U.S. and London-based reinsurance businesses. From 1985 to 1989 Greg worked as a vice president of reinsurance at Manufacturers Life Insurance Company. Education Greg has an BA in mathematics from the University of Western Ontario. He is a fellow of the Canadian Institute of Actuaries and the Society of Actuaries and is a member of the American Academy of Actuaries.